UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 31, 2001



                                  OXIGENE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


   Delaware                       0-21990                      13-3679168
---------------                -------------              --------------------
(State or other                (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



                               321 Arsenal Street
                               ------------------
                         Watertown, Massachusetts         02472
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 673-7800


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Item 5. Other Events and Regulation FD Disclosure.

On October 31, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has completed the Phase I U.S. clinical trial of its novel anti-tumor vascular targeting agent, Combretastatin A4 Prodrug (CA4P). The trial generated statistically significant findings demonstrating CA4P's ability to successfully reduce blood flow that feeds malignant tumors. CA4P is the first vascular targeting drug to be tested in a human trial in the United States.

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number                        Description
--------------                        -----------

    99.1            Press release of Registrant dated October 31, 2001.

    99.2 Transcript of conference call conducted by Registrant on November 1, 2001.


Item 9. Regulation FD Disclosure.

On November 1, 2001, the Registrant held a conference call (the "Conference Call") to discuss and comment on the completion of the Phase I U.S. clinical trial of its novel anti-tumor vascular targeting agent, Combretastatin A4
Prodrug  (CA4P).  A  transcript  of the  Conference  Call is attached  hereto as
Exhibit 99.2.



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



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  OXIGENE, INC.
                                  -------------
                                  (Registrant)



Date: November 5, 2001             By: /s/  Frederick Driscoll
                                       -----------------------
                                   Name:    Frederick Driscoll
                                   Title:   President of Operations and Finance




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


                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                           Description
--------------                           -----------

    99.1              Press release of Registrant dated October 31, 2001.

    99.2 Transcript of conference call conducted by Registrant on November 1, 2001.



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